Asset Backed Securities Portfolio Analysis
Encore
2005-4
Two to Four Family
154 records

Selection Criteria: Two to Four Family
Table of Contents

1.

Summary

2.

Principal Balance at Origination

3.

Remaining Principal Balance

4.

Original Term

5.

Remaining Term

6.

Fico Scores

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

First Rate Adjustment Date

17.

Original Number of Months to Expiration Of Prepayment Penalty Term

18.

Loan Type

19.

Credit Grade

20.

Lien Position

21.

DTI

1. Summary

Current Balance: 40,677,050.89
Number of Loans: 154
Avg Current Balance: 264,136.69
Interest Only Loans: 20.42
Fixed Rate Loans: 25.50
ARM: 74.50
WA Coupon: 6.894
WA Margin: 5.820
WA Max Rate: 14.007
WA Initial Adjustment Cap: 2.731
WA Periodic Cap: 1.979
WA Original LTV: 72.66
WA Original CLTV: 73.12
WA Original Term: 357
WA Remaining Term: 356
NZ WA FICO: 665
Owner Occupied: 80.91
Prepayment Penalty Percentage: 64.34
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(42.81%),NY(21.22%),IL(16.72%),RI(3.17%),NJ(2.95%)
Conforming by Balance: 92.79
Originator: Encore(96.04%),Bravo(3.96%)

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	2	$137,500.00	0.34%	597	37.94%	8.145%	100.00%
75,001 - 100,000	7	672,750.00	1.65	625	55.73	7.537	29.74
100,001 - 125,000	9	1,021,450.00	2.51	618	71.34	7.638	76.52
125,001 - 150,000	18	2,535,750.00	6.23	596	64.50	7.938	73.36
150,001 - 175,000	9	1,505,050.00	3.70	664	68.41	6.801	44.79
175,001 - 200,000	8	1,534,225.00	3.77	652	62.84	7.145	74.62
200,001 - 250,000	26	5,848,511.00	14.37	643	67.31	6.894	76.30
250,001 - 300,000	17	4,731,250.00	11.62	647	75.04	6.914	88.43
300,001 - 400,000	34	11,713,750.00	28.78	684	73.44	6.766	80.15
400,001 - 500,000	23	10,482,550.00	25.75	691	78.55	6.641	91.38
500,001 - 600,000	1	525,000.00	1.29	712	88.98	6.540	100.00
Total:	154	$40,707,786.00	100.00%	665	72.66%	6.894%	80.91%

Minimum Original Balance: 62,500
Maximum Original Balance: 525,000
Average Original Balance: 264,336

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50,001 - 75,000	2	$137,461.66	0.34%	597	37.94%	8.145%	100.00%
75,001 - 100,000	7	672,476.46	1.65	625	55.73	7.537	29.74
100,001 - 125,000	9	1,020,498.43	2.51	618	71.34	7.638	76.52
125,001 - 150,000	18	2,534,261.60	6.23	596	64.50	7.938	73.36
150,001 - 175,000	9	1,502,383.82	3.69	664	68.41	6.801	44.79
175,001 - 200,000	8	1,532,611.70	3.77	652	62.84	7.145	74.62
200,001 - 250,000	26	5,842,193.03	14.36	643	67.31	6.894	76.30
250,001 - 300,000	17	4,728,226.11	11.62	647	75.04	6.914	88.43
300,001 - 400,000	34	11,705,505.65	28.78	684	73.44	6.766	80.15
400,001 - 500,000	23	10,477,376.86	25.76	691	78.55	6.641	91.38
500,001 - 600,000	1	524,055.57	1.29	712	88.98	6.540	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Remaining Balance: 62,462
Maximum Remaining Balance: 524,056
Average Remaining Balance: 264,137

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
61 - 120	1	$163,040.41	0.40%	686	34.38%	6.550%	100.00%
121 - 180	1	214,260.07	0.53	690	34.68	5.990	100.00
181 - 240	1	197,584.01	0.49	766	34.43	6.250	100.00
241 - 300	1	454,151.21	1.12	692	85.00	6.590	100.00
301 - 360	150	39,648,015.19	97.47	664	73.07	6.907	80.42
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 357

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	2	$377,300.48	0.93%	688	34.55%	6.232%	100.00%
181 - 348	2	651,735.22	1.60	714	69.67	6.487	100.00
349 - 360	150	39,648,015.19	97.47	664	73.07	6.907	80.42
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 356

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6. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	10	$2,110,799.04	5.19%	516	60.74%	7.753%	84.78%
526 - 550	7	1,370,413.29	3.37	535	50.44	9.060	73.37
551 - 575	11	2,193,653.87	5.39	567	69.18	7.787	92.35
576 - 600	12	2,388,923.45	5.87	587	79.09	7.498	100.00
601 - 625	12	3,089,383.20	7.59	617	62.34	6.576	82.17
626 - 650	16	3,895,822.45	9.58	638	70.94	6.982	87.03
651 - 675	19	4,499,426.61	11.06	663	74.65	6.959	51.98
676 - 700	28	8,359,948.79	20.55	687	74.14	6.498	80.26
701 - 725	11	3,211,350.69	7.89	715	80.16	6.614	89.49
726 - 750	13	4,938,311.76	12.14	738	77.30	6.591	73.73
751 - 775	14	4,219,416.71	10.37	764	77.48	6.476	90.30
776 - 800	1	399,601.03	0.98	779	66.67	5.990	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum FICO: 501
Maximum FICO: 779
WA FICO: 665

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2-Unit	106	$27,482,281.98	67.56%	666	73.47%	6.844%	84.52%
3-Unit	35	9,448,970.58	23.23	667	72.30	6.868	80.15
4-Unit	13	3,745,798.33	9.21	652	67.55	7.326	56.33
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
OOC	118	$32,912,258.48	80.91%	665	72.89%	6.810%	100.00%
Non-Owner Occ	36	7,764,792.41	19.09	668	71.66	7.252	0.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	132	$34,734,217.54	85.39%	659	70.26%	6.823%	82.20%
Purchase	17	5,013,025.88	12.32	713	88.43	7.300	72.37
Refi-Rate/Term	5	929,807.47	2.29	634	77.09	7.387	78.92
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	20	$3,963,170.01	9.74%	640	40.38%	7.110%	83.83%
50.01 - 60.00	18	4,088,519.70	10.05	617	57.04	6.825	72.50
60.01 - 70.00	32	8,393,301.39	20.63	655	67.14	6.609	83.33
70.01 - 80.00	48	13,628,261.99	33.50	664	77.87	6.896	77.95
80.01 - 90.00	32	9,729,184.42	23.92	701	87.59	7.018	83.60
90.01 - 100.00	4	874,613.38	2.15	721	97.36	7.582	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Original Loan-to-Value Ratio: 20.83
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 72.66

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Arizona	3	$490,780.58	1.21%	641	82.04%	7.735%	20.38%
California	54	17,415,428.68	42.81	676	66.89	6.492	80.87
Connecticut	6	967,527.91	2.38	621	71.99	7.638	80.05
Florida	4	530,150.92	1.30	682	69.73	6.824	28.17
Illinois	34	6,799,262.73	16.72	643	76.58	7.282	75.50
Maine	1	307,731.68	0.76	687	80.00	6.690	0.00
Massachusetts	4	1,020,201.20	2.51	656	80.55	6.869	83.35
Minnesota	1	312,000.00	0.77	667	80.00	5.990	100.00
New Hampshire	1	110,313.70	0.27	576	80.00	7.240	100.00
New Jersey	4	1,201,597.56	2.95	664	75.56	7.036	100.00
New York	26	8,631,104.90	21.22	684	78.43	7.006	95.30
Ohio	3	296,041.74	0.73	622	74.20	7.783	67.00
Pennsylvania	1	214,139.97	0.53	598	90.00	7.790	100.00
Rhode Island	6	1,289,870.58	3.17	617	73.12	7.071	100.00
Texas	2	239,592.76	0.59	683	80.00	6.840	0.00
Wisconsin	3	486,305.98	1.20	679	80.92	7.643	55.50
Washington DC	1	365,000.00	0.90	539	56.15	10.840	0.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Income	71	$20,638,895.19	50.74%	678	75.70%	7.044%	83.41%
1 Yr Full Doc	43	10,619,259.32	26.11	651	69.53	6.724	87.42
2 Yr Full Doc	31	6,933,628.33	17.05	647	67.95	6.793	75.35
Full Doc - 12 Months Bank Statements	5	1,528,643.88	3.76	690	71.58	6.241	44.59
1 Yr Limited Doc	3	648,829.16	1.60	628	76.12	6.987	78.41
Full Doc - 24 Months Bank Statements	1	307,795.01	0.76	651	80.00	8.040	0.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.001 - 5.500	2	$692,500.00	1.70%	724	65.12%	5.432%	100.00%
5.501 - 6.000	21	6,618,280.74	16.27	709	66.16	5.889	96.68
6.001 - 6.500	26	7,880,387.58	19.37	687	70.78	6.332	79.95
6.501 - 7.000	37	11,084,622.71	27.25	673	74.94	6.763	79.17
7.001 - 7.500	23	5,806,194.48	14.27	654	80.02	7.336	79.67
7.501 - 8.000	31	5,921,692.65	14.56	622	75.65	7.791	78.89
8.001 - 8.500	7	1,300,419.69	3.20	567	66.82	8.250	58.92
8.501 - 9.000	3	628,052.06	1.54	604	82.45	8.672	62.93
9.001 - 9.500	1	94,950.64	0.23	514	43.18	9.240	0.00
10.001 - 10.500	1	135,000.00	0.33	501	36.99	10.350	100.00
10.501 - 11.000	1	365,000.00	0.90	539	56.15	10.840	0.00
11.001 - 11.500	1	149,950.34	0.37	542	20.83	11.340	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Rate: 5.390%
Maximum Rate: 11.340%
WA Rate: 6.894%

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	38	$10,374,016.74	25.50%	704	70.26%	6.535%	91.13%
12.001 - 12.500	2	692,500.00	1.70	724	65.12	5.432	100.00
12.501 - 13.000	13	4,066,710.46	10.00	695	71.20	5.903	87.04
13.001 - 13.500	15	4,838,507.23	11.89	692	72.77	6.330	75.59
13.501 - 14.000	27	7,979,072.17	19.62	662	74.93	6.801	74.93
14.001 - 14.500	19	4,891,266.98	12.02	640	79.32	7.352	80.58
14.501 - 15.000	27	5,411,917.69	13.30	612	74.62	7.780	82.27
15.001 - 15.500	7	1,300,419.69	3.20	567	66.82	8.250	58.92
15.501 - 16.000	2	377,738.95	0.93	622	80.76	8.627	38.36
16.001 - 16.500	1	94,950.64	0.23	514	43.18	9.240	0.00
17.001 - 17.500	1	135,000.00	0.33	501	36.99	10.350	100.00
17.501 - 18.000	1	365,000.00	0.90	539	56.15	10.840	0.00
18.001 - 18.500	1	149,950.34	0.37	542	20.83	11.340	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Maximum Rate: 12.390%
Maximum Maximum Rate: 18.340%
WA Maximum Rate: 14.007%

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	38	$10,374,016.74	25.50%	704	70.26%	6.535%	91.13%
3.501 - 4.000	3	720,500.00	1.77	620	74.52	6.903	100.00
4.001 - 4.500	24	4,557,255.98	11.20	649	77.20	7.246	69.11
5.501 - 6.000	66	20,111,170.28	49.44	671	75.27	6.734	79.94
6.501 - 7.000	23	4,914,107.89	12.08	582	62.50	7.980	71.43
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Minimum Gross Margin: 3.910%
Maximum Gross Margin: 6.990%
WA Gross Margin: 5.820%

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16. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	38	$10,374,016.74	25.50%	704	70.26%	6.535%	91.13%
2006-09	1	179,887.31	0.44	566	72.00	8.340	100.00
2006-10	1	144,000.00	0.35	531	58.06	7.740	100.00
2007-05	1	298,977.92	0.74	590	80.00	7.990	100.00
2007-07	2	559,817.82	1.38	612	82.67	7.405	100.00
2007-08	16	4,281,958.26	10.53	677	75.75	6.742	60.41
2007-09	37	9,127,349.02	22.44	636	68.82	7.076	85.59
2007-10	16	4,538,850.00	11.16	639	69.99	7.070	72.86
2007-11	1	224,000.00	0.55	631	80.00	7.575	100.00
2008-07	1	250,000.00	0.61	641	78.13	6.990	100.00
2008-08	4	1,046,875.19	2.57	638	83.83	7.310	100.00
2008-09	13	4,061,075.59	9.98	661	78.83	7.119	88.29
2008-10	15	3,138,550.00	7.72	664	74.19	6.843	94.42
2010-08	3	624,835.44	1.54	715	68.45	6.378	0.00
2010-09	4	1,327,357.60	3.26	685	74.53	6.766	0.00
2010-10	1	499,500.00	1.23	741	90.00	6.990	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	60	$14,506,482.52	35.66%	650	77.85%	7.319%	81.42%
12	28	8,377,039.40	20.59	684	74.35	6.789	88.64
24	34	9,059,929.72	22.27	647	66.97	6.703	80.31
36	32	8,733,599.25	21.47	691	68.30	6.488	73.28
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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18. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 1/29	2	$323,887.31	0.80%	550	65.80%	8.073%	100.00%
ARM 2/28	55	12,989,765.14	31.93	625	70.12	7.307	69.80
ARM 2/28 Dual 40/20	8	2,449,787.88	6.02	670	75.12	6.541	86.95
ARM 2/28 /IO 60	10	3,591,400.00	8.83	695	73.34	6.360	100.00
ARM 3/27	21	4,881,007.27	12.00	641	77.12	7.272	86.67
ARM 3/27 /IO 60	12	3,615,493.51	8.89	683	78.51	6.720	100.00
ARM 5/25	8	2,451,693.04	6.03	704	76.13	6.713	20.37
FR10	1	163,040.41	0.40	686	34.38	6.550	100.00
FR15	1	214,260.07	0.53	690	34.68	5.990	100.00
FR20	1	197,584.01	0.49	766	34.43	6.250	100.00
FR25	1	454,151.21	1.12	692	85.00	6.590	100.00
FR30	31	8,244,981.04	20.27	704	72.06	6.556	88.84
FR30 /IO 60	3	1,100,000.00	2.70	699	69.41	6.516	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	108	$30,984,893.08	76.17%	682	74.18%	6.674%	80.58%
AA100	2	433,354.52	1.07	754	99.77	7.512	100.00
A+	30	6,688,987.13	16.44	624	68.48	7.185	84.12
B	8	1,517,087.21	3.73	564	64.87	8.290	78.82
C	5	902,778.61	2.22	553	59.82	8.919	59.57
C-	1	149,950.34	0.37	542	20.83	11.340	100.00
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	1	$292,278.09	0.72%	695	75.00%	7.390%	0.00%
10.01 - 15.00	2	273,000.00	0.67	659	65.92	7.272	64.10
15.01 - 20.00	4	777,731.02	1.91	686	75.04	7.770	0.00
20.01 - 25.00	4	739,863.32	1.82	669	78.46	6.497	65.53
25.01 - 30.00	13	3,156,761.87	7.76	674	77.24	7.109	70.46
30.01 - 35.00	15	3,517,930.76	8.65	672	76.74	7.448	80.10
35.01 - 40.00	21	5,271,583.29	12.96	676	65.99	6.560	82.13
40.01 - 45.00	35	10,387,533.10	25.54	659	73.85	6.881	88.51
45.01 - 50.00	42	12,412,529.48	30.51	673	73.86	6.723	85.29
50.01 - 55.00	17	3,847,839.96	9.46	623	65.88	7.092	80.56
Total:	154	$40,677,050.89	100.00%	665	72.66%	6.894%	80.91%

Wtd Avg DTI: 41.11

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